Comerica Incorporated

Third Quarter 2018
Financial Review

October 16, 2018

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative ("GEAR Up"), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions, changes in monetary and fiscal policies; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the effects of recent tax reform and potential legislative, administrative or judicial changes or interpretations related to these and other tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies and the volatility of Comerica's stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 11 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2017 and "Item 1A. Risk Factors" beginning on page 59 of Comerica's Quarterly Report on Form 10-Q for the quarter ended June 30, 2018. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

2

Financial Summary

($ in millions, except per share data)	3Q18	2Q18	3Q17
Earnings per share[1]	**$1.86**	**$1.87**	**$1.26**
Adjusted earnings per share[1,2]	*1.86*	*1.90*	*1.27*
Net interest income	**599**	**590**	**546**
Provision for credit losses	**-0-**	**(29)**	**24**
Noninterest income	**234**	**248**	**275**
Adjusted noninterest income[2,3]	*254*	*248*	*245*
Noninterest expenses	**452**	**448**	**463**
Adjusted noninterest expenses[2]	*440*	*437*	*426*
Provision for income taxes	**63**	**93**	**108**
Adjusted provision for income taxes[2]	*94*	*98*	*113*
Net income	**318**	**326**	**226**
Adjusted net income[2]	*319*	*332*	*228*
Return on average common shareholders' equity	16.15%	16.40%	11.17%
Return on average assets	1.77	1.85	1.25

[1]Diluted earnings per common share • [2]See Reconciliation of Non-GAAP Financial Measures located in Appendix • [3]3Q18 adj. excludes $20MM loss related to repositioning of securities portfolio

Comerica Bank

3

Reconciliation of Adjusted Net Income

	3Q18		2Q18		3Q17	
($ in millions, except per share data)	$	Per Share[1]	$	Per Share[1]	$	Per Share[1]
Net income	$318	$1.86	$326	$1.87	$226	$1.26
Securities repositioning[2]	15	0.09	-	-	-	-
Restructuring charges[2]	9	0.05	9	0.05	4	0.02
Discrete tax benefits	(23)	(0.14)	(3)	(0.02)	(2)	(0.01)
Adjusted net income	**$319**	***$1.86***	**$332**	***$1.90***	**$228**	***$1.27***
Efficiency Ratio[4]	52.93%		53.24%		56.33%	
Adjusted Efficiency Ratio[3,4]	*51.59*		*51.90*		*53.71*	

[1]Based on diluted average common shares • [2]Net of tax • [3]See Reconciliation of Non-GAAP Financial Measures located in Appendix • [4]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares

Comerica Bank

4

Third Quarter 2018 Results

Revenue growth (ex. securities losses), strong credit metrics & tight expense management

($ in millions, except per share data)	3Q18	Change From 2Q18	Change From 3Q17
Average loans	$48,584	$(641)	$(79)
Average deposits	56,093	$ 263	$(400)
Net interest income	$599	$ 9	$ 53
Provision for credit losses	-0-	29	(24)
Noninterest income[1]	234	(14)	(41)
Noninterest expenses	452	4	(11)
Provision for income tax	63	(30)	(45)
Net income	318	(8)	92
Earnings per share[2]	$1.86	$(0.01)	$0.60
Adjusted earnings per share[2,3]	*1.86*	*(0.04)*	*0.59*
Equity repurchases[4]	$500	$331	$361
Dividend declared	0.60	0.26	0.30

Key QoQ Performance Drivers

- Loans impacted by seasonality
- Deposits increased
- Net interest income reflects loan & deposit pricing control as rates rose; nonaccrual interest recoveries decreased $8MM
- Strong credit quality led to reserve release
- Noninterest income grew 2.4% (ex. $20MM securities losses)
- Noninterest expenses remain well-controlled
- Tax benefits of $23MM primarily from 2017 tax reform law
- Returned record $600MM to shareholders with increases in share buyback & dividend

3Q18 compared to 2Q18 • [1]3Q18 includes $20MM loss related to repositioning of securities portfolio • [2]Diluted earnings per common share • [3]See Reconciliation of Non-GAAP Financial Measures located in Appendix • [4]3Q18 repurchases under the equity repurchase program

Comerica Bank

5

Average Loans Decline with Seasonality

Loan yields increase 11 basis points



Total Loans
($ in billions; Average)
Loan Yields
48.7
48.9
48.4
49.2
48.6
49.8
49.0
4.08
4.04
4.26
4.63
4.74
3Q17
4Q17
1Q18
2Q18
3Q18
2Q18
3Q18
Average Balances
Period-end

Average loans decrease $641MM

- $400MM National Dealer Services
- $225MM General Middle Market
- $191MM Private Banking
- $104MM Corporate Banking

+ $177MM Mortgage Banker Finance
+ $126MM Technology & Life Sciences (Equity Fund Services)

Period-end loans decrease $782MM

- $451MM National Dealer Services
- $392MM Mortgage Banker

Loan yield +11 bps

+ 15 bps increase in rates
+ 2 bps loan fees & other
- 6 bps nonaccrual interest recoveries

3Q18 compared to 2Q18

Comerica Bank

6

Average Deposits Grew

Deposit rates increase 9 basis points



Total Deposits
($ in billions; Average)
Deposit Rates[1]
56.5
57.6
56.1
55.8
56.1
57.2
56.0
0.16
0.19
0.25
0.42
0.51
3Q17
4Q17
1Q18
2Q18
3Q18
2Q18
3Q18
Average Balances
Period-end

Average deposits increase $263MM

- + $386MM interest-bearing
- - $123MM noninterest-bearing

Period-end deposits decrease $1.2B

- - $1.2B government prepaid card (timing)

Loan to deposit ratio[2] of 88%

3Q18 / 3Q17 average deposits decrease $400MM

- - $959MM Municipal deposits

3Q18 compared to 2Q18 • [1]Interest costs on interest-bearing deposits • [2]At 9/30/18

Comerica Bank

7

Securities Portfolio Stable

Yields increase 5 basis points; Repositioned $1.3B in Treasuries at quarter end



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
12.2
12.1
11.9
11.8
11.8
11.9
11.9
9.4
9.3
9.2
9.1
9.1
9.2
9.2
2.05
2.07
2.09
2.12
2.17
3Q17
4Q17
1Q18
2Q18
3Q18
2Q18
3Q18
Average Balances
Period-end

Duration of 3.4 years[1]

- Extends to 3.9 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax loss of $365MM[2]

Net unamortized premium of $15MM[3]

Typical quarterly paydown of $400MM - $500MM being replaced at higher yield

Repositioned $1.3B Treasuries (9/27/18)

- Average yield increases ~$4MM per quarter
  - 1.60% on securities sold
  - 2.89% on securities purchased
- 3 year duration on securities purchased[1]

9/30/18 • [1]Estimated as of 9/30/18 • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

8

Net Interest Income Increase of $9MM

NIM benefit from rising rates offset by lower nonaccrual interest & higher excess liquidity



Net Interest Income
($ in millions)
NIM
546
545
549
590
599
3.28
3.27
3.41
3.62
3.60
3Q17
4Q17
1Q18
2Q18
3Q18

Net Impact due to rates: $13MM & 8 bps on the NIM

$590MM	**2Q18**			**3.62%**
+ 13MM	**Loan impacts**			**+ 0.08**
	+$19MM	Higher rates	+0.12	
	+ 6MM	1 additional day	---	
	+ 3MM	Loan fees & other	+0.02	
	- 8MM	Nonaccrual interest	- 0.05	
	- 7MM	Loan activity	- 0.01	
+ 10MM	**Balances at Fed**			**- 0.02**
	+ 2MM	Higher rates	+0.01	
	+ 8MM	Higher balances	- 0.03	
+ 2MM	**Securities**			**+ 0.01**
	+ 2MM	Higher rates	+0.01	
- 7MM	**Deposit costs**			**- 0.04**
	- 6MM	Higher rates	-0.04	
	- 1MM	Deposit growth	---	
- 9MM	**Wholesale funding**			**- 0.05**
	- 4MM	Higher rates	-0.02	
	- 5MM	Higher balances	-0.03	
$599MM	**3Q18**			**3.60%**

3Q18 compared to 2Q18

Comerica Bank

9

Credit Quality Strong

Positive credit migration resulted in reserve release



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of Total Loans
753
754
738
711
697
1.45
1.45
1.42
1.36
1.35
3Q17
4Q17
1Q18
2Q18
3Q18

$15MM in net charge-offs[2] or 13 bps

- $25MM Gross Charge-offs (2Q18 $20MM)
- $10MM Recoveries (2Q18 $23MM)

$95MM decrease in criticized loans

- Energy criticized loans decreased $50MM



Criticized Loans1
($ in millions)
NALs
Criticized as a % of Total Loans
2,434
2,231
2,120
1,765
1,670
5.0
4.5
4.3
3.5
3.4
444
402
326
254
230
3Q17
4Q17
1Q18
2Q18
3Q18



Allowance for Loan Losses / total NPLs
1.6 x
1.7 x
2.1 x
2.6 x
2.8 x
3Q17
4Q17
1Q18
2Q18
3Q18

9/30/18 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs

Comerica Bank

10

Noninterest Income

Excluding securities losses, noninterest income grew 2.4%



Noninterest Income[1]
($ in millions)
Securities losses due to repositioning
Impact of accounting change
275
285
30
34
245
251
244
248
254
20
234
3Q17
4Q17
1Q18
2Q18
3Q18

- $20MM Securities losses
- \+ $ 2MM Customer derivatives[2]
- \+ $ 2MM Investment Banking[2]
- \- $ 2MM Commercial lending (syndication fees)
- \- $ 2MM Letters of credit
- \+ $ 2MM Bank-owned life insurance
- \+ $ 2MM Deferred comp[2] (offset in noninterest expense)
- \+ $ 2MM 2Q18 Visa derivative charge[2]

3Q18 compared to 2Q18 • [1]See Reconciliation of Non-GAAP Financial Measures located in Appendix • [2]Included in other noninterest income

Comerica Bank

11

Noninterest Expense Well Controlled

Efficiency ratio[1] continues to improve, drops below 53%



Noninterest Expenses[2]
($ in millions)
Impact of accounting change
Restructuring
1X employee bonus $5MM 4Q17
463
483
446
448
452
30
7
426
34
13
431
16
430
11
437
12
440
3Q17
4Q17
1Q18
2Q18
3Q18

- \+ $4MM Salaries & benefits
  - \+ Contract labor
  - \+ Deferred comp (offset in noninterest income)
  - \+ One extra day
  - \- Workforce reduction

GEAR Up Remained on Track YoY



(In percentage points)
Efficiency Ratio[1]
56.3
52.9
3Q17
3Q18
Adj. Efficiency Ratio[1,2]
53.7
51.6
3Q17
3Q18

3Q18 compared to 2Q18 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares • [2]See Reconciliation of Non-GAAP Financial Measures located in Appendix

Comerica Bank

12

Active Capital Management

Capital Target 9.5% - 10.0% CET1 by FYE19[1]

3Q18 share activity

- 5.1MM shares repurchased[2] ($500MM)
- 76% increase in dividend to $0.60 (paid 10/1/18)

4Q18 repurchase target

- Up to $500MM[1] shares
- Solid performance & strong capital position enables continued meaningful return of capital

Increasing Shareholder Payout

($ in millions)



Equity Repurchases
Dividends
192
53
139
200
52
148
201
52
149
227
58
169
600
100
500
3Q17
4Q17
1Q18
2Q18
3Q18

Strong Capital Generation (CET1)[3]

(In percentage points)



10.50
10.54
11.09
11.68
11.66
2014
2015
2016
2017
3Q18

Dividends Per Share Growth



0.30
0.30
0.30
0.34
0.60
3Q17
4Q17
1Q18
2Q18
3Q18

9/30/18 • [1]Outlook as of 10/16/18 • [2]Shares repurchased under equity repurchase program • [3]3Q18 Estimated

Comerica Bank

13

Benefit from Rise in Interest Rates

Balance sheet remains well positioned for current rate environment

Estimated Additional Net Interest Income FY18 Total $285MM[1]

Impact from rate increases	*FY18 vs. FY17*
1Q18 rate increase	~$70MM
2Q18 rate increase	~$40MM
3Q18 rate increase	~$15MM

Outcomes may differ due to many variables, including balance sheet movements (loan, deposit & wholesale funding levels), pace of LIBOR rise & deposit betas

Cumulative Impact of Rate Increases[2]



0.25
2.01
3.17
4.74
Beta 89%
0.14
0.51
Beta 21%
3Q15
3Q18
3Q15
3Q18
3Q15
3Q18
Fed Funds
Loan Yields
Deposit Costs

Loans Predominantly Floating Rate

($ in billions; 3Q18 Average)



Fixed Rate ~10%
Prime-Based ~15%
60-day+ LIBOR ~10%
30-day LIBOR ~65%
Total $48.6

Deposits Primarily Noninterest-bearing

($ in billions; 3Q18 Average)



Retail Noninterest-bearing 8%
Retail Interest-bearing 28%
Commercial Noninterest-bearing 44%
Commercial Interest-bearing 20%
Total $56.1

9/30/18 • Outlook as of 10/16/18 • [1]Assumes increases in Fed Funds, Prime & LIBOR • [2]Beta: change in loan yields or interest-bearing deposit costs expressed as a percentage of the increase in the federal funds rate

Comerica Bank

14

Management Outlook for 4Q18

Pre-tax Pre-provision Net Revenue (PPNR) growth expected to continue

Assuming continuation of current economic & rate environment ~$270 million in cumulative benefits from GEAR Up initiative included[1]	
Average loans	Stable with positive growth trend into the end of the year • Growth in most lines of business, including seasonal increase in National Dealer • Seasonal decline in Mortgage Banker • Maintain pricing & underwriting discipline
Net interest income	Continued growth • Net benefit due to short-term rate increase (see slide 14) & securities portfolio repositioning • Headwinds: higher wholesale funding, lower nonaccrual recoveries & loan fees
Provision	Strong credit quality continues • Provision of $10MM-$20MM • Net charge-offs to remain low
Noninterest income	Relatively stable, excluding securities losses, BOLI & deferred comp • Strong 3Q18 derivative & investment income may not repeat • GEAR Up initiatives to help drive growth in card & fiduciary income
Noninterest expenses	Modest increase (excluding restructuring of ~$10MM) • Rise in outside processing & technology costs; Typical seasonal & inflationary pressures • GEAR Up savings remain on track
Tax rate	~23% of pre-tax income, excluding impact from employee stock transactions

Outlook as of 10/16/18 • 4Q18 outlook compared to 3Q18 actuals • [1]Relative to when we began the initiative in June 2016. See slide 25 for further detail.

Comerica Bank

15

Appendix

commitment

Comerica Bank

Average Loans by Business and Market

By Line of Business	3Q18	2Q18	3Q17
Middle Market			
General	$11.7	$12.0	$11.8
Energy	1.8	1.8	2.1
National Dealer Services	7.0	7.4	6.9
Entertainment	0.7	0.7	0.6
Tech. & Life Sciences	4.0	3.8	3.3
Environmental Services	1.1	1.0	1.0
Total Middle Market	$26.4	$26.8	$25.8
Corporate Banking			
US Banking	2.9	3.1	3.2
International	1.4	1.3	1.5
Commercial Real Estate	5.3	5.3	5.1
Mortgage Banker Finance	2.0	1.8	2.0
Small Business	3.7	3.7	3.8
BUSINESS BANK	**$41.6**	**$42.0**	**$41.3**
Retail Banking	2.1	2.1	2.1
RETAIL BANK	**$2.1**	**$2.1**	**$2.1**
Private Banking	4.9	5.1	5.3
WEALTH MANAGEMENT	**$4.9**	**$5.1**	**$5.3**
TOTAL	**$48.6**	**$49.2**	**$48.7**

By Market	3Q18	2Q18	3Q17
Michigan	$12.4	$12.6	$12.6
California	18.1	18.4	17.9
Texas	9.7	9.9	10.0
Other Markets[1]	8.4	8.3	8.2
TOTAL	**$48.6**	**$49.2**	**$48.7**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

17

Average Deposits by Business and Market

By Line of Business	3Q18	2Q18	3Q17
Middle Market			
General	$13.4	$13.3	$14.5
Energy	0.5	0.5	0.7
National Dealer Services	0.3	0.3	0.4
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	6.3	6.0	5.5
Environmental Services	0.1	0.1	0.1
Total Middle Market	$20.8	$20.4	$21.3
Corporate Banking			
US Banking	2.1	2.1	1.9
International	2.0	1.9	2.1
Commercial Real Estate	1.5	1.5	2.0
Mortgage Banker Finance	0.7	0.7	0.8
Small Business	3.1	3.2	3.1
BUSINESS BANK	**$30.3**	**$29.7**	**$31.3**
Retail Banking	20.8	21.0	20.8
RETAIL BANK	**$20.8**	**$21.0**	**$20.8**
Private Banking	3.7	3.6	3.8
WEALTH MANAGEMENT	**$4.0**	**$3.9**	**$4.1**
Finance/Other[2]	1.1	1.2	0.4
TOTAL	**$56.1**	**$55.8**	**$56.5**

By Market	3Q18	2Q18	3Q17
Michigan	$20.7	$20.9	$21.6
California	16.9	16.6	17.3
Texas	8.9	9.0	9.4
Other Markets[1]	8.5	8.1	7.7
Finance/Other[2]	1.1	1.2	0.4
TOTAL	**$56.1**	**$55.8**	**$56.5**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

18

Interest Rate Sensitivity
Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 3Q18 Standard Model

($ in millions)


~70
~110
~165
~180
~190
Up 100 bps
Addl. $2B Deposit Decline
Addl. 20% Increase in Beta
Standard Model
Addl. ~3% Loan Growth

9/30/18 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

19

Commercial Real Estate Line of Business
Long history of working with well established, proven developers

CRE by Property Type[1]

($ in millions; Period-end)


Office 7%
Single Family 7%
Multi use 3%
Commercial 10%
Land Carry 5%
Retail 11%
Other 6%
Total $4,540
Multifamily 51%

CRE by Market[1]

($ in millions; Period-end, based on location of property)


Michigan 5%
Other 16%
California 44%
Total $4,540
Texas 35%

Credit Quality

($ in millions; Period-end)	3Q17	2Q18	3Q18
Criticized[2]	$120	$ 84	$ 85
Ratio	*2.3%*	*1.6%*	*1.6%*
Nonaccrual	7	3	3
Ratio	*0.14%*	*0.06%*	*0.05%*
Net charge-offs (recoveries)	-0-	-0-	-0-

CRE by Loan Type

($ in millions; Period-end)	2Q18		3Q18	
Real Estate Construction	$2,888	54%	$2,780	53%
Commercial Mortgages	1,746	33%	1,760	33%
	$4,634	*87%*	*$4,540*	*86%*
Commercial & Other	682	13%	720	14%
Total	**$5,316**	**100%**	**$5,260**	**100%**

9/30/18 • [1]Excludes CRE line of business loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

20

Energy Line of Business

Credit quality continues to improve; balances stable


Energy Line of Business Loans
($ in millions; Period-end)
Midstream
Services
Exploration & Production
2,077
1,836
1,848
1,734
1,832
1,530
1,346
1,395
1,400
1,499
239
195
152
91
100
308
295
301
243
233
3Q17
4Q17
1Q18
2Q18
3Q18

- Focus on full relationships with larger, sophisticated E&P companies (access to a variety of capital sources, hedging & diverse geographic footprint)
- Expect to maintain portfolio at ~4% of total loans
- Robust analysis of collateral (nearly all loans have security at 9/30)


Energy Line of Business Criticized Loans[1]
($ in millions)
NALs
627
508
468
319
269
167
108
102
60
53
3Q17
4Q17
1Q18
2Q18
3Q18

9/30/18 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

21

Mortgage Banker Finance

50+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with 100+ relationships
- Underlying mortgages are typically related to home purchases as opposed to refinances

  As of 3Q18:
  - Comerica: 89% purchase
  - Industry: 75% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $2.1B


Average Loans
($ in millions)
Actual MBA Mortgage Origination Volumes [1,2]
1,605
1,109
886
1,319
1,595
1,397
1,399
2,089
2,136
1,742
1,674
2,145
2,544
2,352
1,450
1,780
1,974
1,861
1,435
1,784
1,961
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18


MBA Mortgage Originations Forecast[1]
($ in billions)
Purchase
Refinance
443
370
328
443
450
371
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19

9/30/18 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 9/19/18; 3Q18 also estimated • [2]$ in billions

Comerica Bank

22

National Dealer Services

65+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura 13%
Ford 8%
GM 9%
Fiat/Chrysler 12%
Mercedes 3%
Nissan/ Infiniti 5%
Other European 11%
Other Asian 13%
Other[1] 11%
Toyota/Lexus 15%
Total $7.0B

Geographic Dispersion			
California	59%	Texas	9%
Michigan	23%	Other	9%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)



Floor Plan
4.9 5.3 5.3 5.7 5.5 5.7 5.9 6.0 6.0 6.2 6.2 6.5 6.3 6.6 6.8 7.1 6.9 7.1 7.3 7.4 7.0
2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6 3.5 3.7 3.8 4.0 3.8 4.0 4.1 4.3 3.9 4.1 4.2 4.3 3.8
3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18

9/30/18 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

23

Technology and Life Sciences

20+ years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~770 customers (including ~235 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation
- 11 offices throughout US & Canada
- Recent growth driven by Equity Fund Services
  - Commercial banking services for venture capital & private equity firms
  - Bridge financing for capital calls
  - Strong credit profile

Technology & Life Sciences Avg. Loans

($ in billions)



Equity Fund Services
3.3 3.5 3.5 3.8 4.0
1.9 2.0 2.1 2.4 2.6
3Q17 4Q17 1Q18 2Q18 3Q18

Customer Segment Overview

(based on period-end loans)



Growth ~15%
Leveraged Finance ~10%
Early Stage ~5%
Late Stage ~5%
Equity Fund Services ~65%
Total $4.2B

9/30/18

Comerica Bank

24

GEAR Up: Growth in Efficiency And Revenue

Helping drive revenue growth & expense reductions

		Incremental	Total
Expense Benefits	2016	~$ 25MM+	~$ 25MM+
	2017	~$125MM	~$150MM
	2018	~$ 50MM	~$200MM
	2019	~$ 15MM	~$215MM
Revenue Benefits	2017	~$ 30MM	~$ 30MM
	2018	~$ 40MM	~$ 70MM
	2019	~$ 20MM	~$ 90MM
Restructuring Expenses	2016	$ 93MM	$ 93MM
	2017	$ 45MM	$138MM
	2018	~$47-52MM	~$185-190MM

Efficiency ratio[1] ≤60% by FYE18


72%
53%
2Q16
3Q18

Driving to a double-digit ROE


16.15%
5.44%
2Q16
3Q18

Pre-tax $ • Estimates & outlook as of 10/16/18 • GEAR Up initiative launched post 2Q16 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares

Comerica Bank

25

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	--
	M&T Bank	A3	A-	A
	Comerica	**A3**	**BBB+**	**A**
	BOK Financial Corporation	A3	BBB+	A
	Huntington	Baa1	BBB+	A-
	Fifth Third	Baa1	BBB+	A-
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	Regions Financial	Baa2	BBB+	BBB+
	First Horizon National Corp	Baa3	BBB-	BBB-
	Zions Bancorporation	Baa3	BBB	BBB
Large Banks	U.S. Bancorp	A1	A+	AA-
	Wells Fargo & Company	A2	A-	A+
	PNC Financial Services Group	A3	A-	A+
	JP Morgan	A3	A-	AA-
	Bank of America	A3	A-	A+

As of 10/10/18 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

26

Reconciliation of Non-GAAP Financial Measures

(dollar amounts in millions, except per share data)	3Q18	2Q18	3Q17
Noninterest Income:			
Noninterest income	$234	$248	$275
Securities repositioning	20	—	—
Proforma effect of adopting new accounting standard	—	—	(30)
Adjusted noninterest income	$254	$248	$245
Noninterest Expenses:			
Noninterest expenses	$452	$448	$463
Proforma effect of adopting new accounting standard	—	—	(30)
Restructuring charges	(12)	(11)	(7)
Adjusted noninterest expenses	$440	$437	$426
Pre-tax Income:			
Pre-tax income	$381	$419	$334
Securities repositioning	20	—	—
Restructuring charges	12	11	7
Adjusted pre-tax income	$413	$430	$341
Provision for Income Taxes:			
Provision for Income Taxes:	$63	$93	$108
Discrete tax benefits	23	3	2
Tax on securities repositioning	5	—	—
Tax on restructuring charges	3	2	3
Adjusted provision for income taxes	$94	$98	$113

(dollar amounts in millions, except per share data)	3Q18	2Q18	3Q17
Net Income:			
Net income	$318	$326	$226
Securities repositioning, net of tax	15	—	—
Restructuring charges, net of tax	9	9	4
Discrete tax benefits	(23)	(3)	(2)
Adjusted net income	$319	$332	$228
Diluted Earnings per Common Share:			
Diluted earnings per common share	$1.86	$1.87	$1.26
Securities repositioning, net of tax	0.09	—	—
Restructuring charges, net of tax	0.05	0.05	0.02
Discrete tax benefits	(0.14)	(0.02)	(0.01)
Adjusted diluted earnings per common share	$1.86	$1.90	$1.27
Efficiency ratio:			
Reported	52.93%	53.24%	56.33%
Adjusted	51.59	51.90	53.71

- Discrete tax benefits primarily includes to tax benefits from the review of tax capitalization and recovery positions on fixed assets and software on the 2017 tax return and from employee stock transactions.
- Securities repositioning refers to losses on sale of securities resulting from repositioning $1.3 billion of treasury securities by purchasing securities yielding higher interest while retaining a duration of 3 years.
- Proforma effect of the adoption of accounting standard relates to the impact of the new revenue recognition standard that became effective January 1, 2018 and is not reflected in 2017 results.

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate our performance trends. Comerica believes the adjusted data shown above and in this presentation provides a greater understanding of ongoing operations and enhances comparability of results with prior periods.

Comerica Bank

27

Comerica Bank

commitment